Exhibit A

ASSIGNMENT OF RIGHTS TO PAYMENTS

AND CONSENT TO ASSIGNMENT

In consideration of the payment of $10.00 and other good and valuable consideration, receipt of which is hereby acknowledged, Downtown Cogeneration Associates Limited Partnership (the "Partnership"), a Connecticut limited partnership, hereby sells, assigns, transfers and conveys over to The Energy Network, Inc. ("TEN"), a Connecticut corporation, all of the Partnership's rights to payments now of hereafter due and owing to the Partnership by The Hartford Steam Company ("HSC"), a Connecticut corporation, under a certain Steam Supply Termination Agreement (the "Steam Supply Termination Agreement"), dated this date, between the Partnership and HSC, in the aggregate amount of $5,800,000, a copy of which Steam Supply Termination Agreement is attached hereto as Exhibit A and is made a part hereof, to have and to hold the same unto TEN, its successors and assigns forever.

Dated this 29th day of December, 1999.

DOWNTOWN COGENERATION ASSOCIATES LIMITED

PARTNERSHIP

By: The Energy Network, Inc.

A General Partner

By: S/ R. L. Babcock            & nbsp;

Name R. L. Babcock

Title Vice President

and

Hartford Cogeneration Associates

Limited Partnership

A General Partner

By: Independent Energy

Operations, Inc.

Its General Partner

By: S/ Paul F. Romanelli

Name:Paul F. Romanelli

Title:President

STATE OF CONNECTICUT :

: SS. Hartford December 29, 1999

COUNTY OF HARTFORD :

Personally appeared Reginald L. Babcock, Vice President, of The Energy Network, Inc., signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed as such Vice President and the free act and deed of said corporation, before me.

S/ Dwight A. Johnson

            & nbsp;            &nb sp;       Dwight A. Johnson

Commissioner of the Superior Court

~~Notary Public~~

~~My Commission Expires:~~

STATE OF CONNECTICUT :

: SS. Hartford         December 29, 1999

COUNTY OF HARTFORD :

Personally appeared Paul Romanelli, President, of Independent Energy Operations, Inc., signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed as such President and the free act and deed of said corporation, before me.

S/ Dwight A. Johnson            & nbsp;

            & nbsp;            &nb sp;        Dwight A. Johnson

Commissioner of the Superior Court

~~Notary Public~~

~~My Commission Expires:~~

The Hartford Steam Company hereby consents to the foregoing assignment of rights to payments by Downtown Cogeneration Associates Limited Partnership to The Energy Network, Inc.

THE HARTFORD STEAM COMPANY

By: S/ R. L. Babcock

Name: R. L. Babcock

Title: Vice President

STATE OF CONNECTICUT :

: SS. Hartford December 29, 1999

COUNTY OF HARTFORD :

Personally appeared Reginald L. Babcock, Vice President, of The Hartford Steam Company, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed as such Vice President and the free act and deed of said corporation, before me.

S/ Dwight A. Johnson            & nbsp;

            & nbsp;            &nb sp;        Dwight A. Johnson

Commissioner of the Superior Court

~~Notary Public~~

~~My Commission Expires:~~